Exhibit 99.1

CONTACT: Todd Pozefsky (203) 458-5807

WHITE MOUNTAINS REPORTS THIRD QUARTER RESULTS

HAMILTON, Bermuda (November 6, 2019) - White Mountains Insurance Group, Ltd. (NYSE: WTM) reported book value per share of $1,003 and adjusted book value per share of $1,005 as of September 30, 2019. Book value per share and adjusted book value per share both increased 2% in the third quarter of 2019. Book value per share and adjusted book value per share increased 12% and 13% in the first nine months of 2019, including dividends. The results for the first nine months of 2019 include the impact of the MediaAlpha transaction. Excluding the gain on the MediaAlpha transaction, book value per share and adjusted book value per share would have increased 6% and 7% in the first nine months of 2019, including dividends.(1)

Manning Rountree, CEO, commented, “We had a good quarter on all fronts. Despite challenging primary market conditions, BAM produced strong premium volume, including a significant assumed reinsurance transaction. NSM again produced solid growth on both the top and bottom line. Kudu added three new investments in the quarter and has nearly deployed all of our initial $250 million commitment. Our investment portfolio was up 3.1%, a strong result that includes an increase in the fair value of our investment in MediaAlpha, which produced another quarter of record results. We ended the quarter with $1.1 billion of undeployed capital.”

Comprehensive income attributable to common shareholders was $46 million and $348 million in the third quarter and first nine months of 2019, compared to comprehensive income (loss) attributable to common shareholders of $40 million and $(5) million in the third quarter and first nine months of 2018.

HG Global/BAM

BAM’s gross written premiums and member surplus contributions (MSC) collected were $44 million and $84 million in the third quarter and first nine months of 2019, compared to $16 million and $56 million in the third quarter and first nine months of 2018. BAM insured municipal bonds with par value of $4.1 billion and $8.9 billion in the third quarter and first nine months of 2019, compared to $2.2 billion and $6.6 billion in the third quarter and first nine months of 2018. In the third quarter of 2019, BAM completed an assumed reinsurance transaction to insure municipal bonds with a par value of $1.1 billion. Total pricing was 107 and 94 basis points in the third quarter and first nine months of 2019, compared to 75 and 91 basis points in the third quarter and first nine months of 2018. BAM’s total claims paying resources were $930 million at September 30, 2019, compared to $871 million at December 31, 2018 and $835 million at September 30, 2018.

Seán McCarthy, CEO of BAM, said, “BAM had a strong quarter. Overall new issue volume rose as issuers took advantage of lower interest rates to refinance outstanding bonds, and investor demand for insurance increased. However, lower interest rates and tighter credit spreads continued to impact pricing in the primary market. In the quarter, BAM insured $2.7 billion of municipal bonds in the primary market, up 31% year over year, and an additional $289 million in the secondary market, up almost 100% year over year. We also completed our second assumed reinsurance transaction, helping to bring total par in force to a new high of $59 billion.”

(1) See “Regulation G” on page 16.

HG Global reported pre-tax income of $14 million and $44 million in the third quarter and first nine months of 2019, compared to pre-tax income of $8 million and $21 million in the third quarter and first nine months of 2018. White Mountains reported pre-tax loss related to BAM of $10 million and $26 million in the third quarter and first nine months of 2019, compared to pre-tax loss of $17 million and $53 million in the third quarter and first nine months of 2018. The period over period changes were driven primarily by higher investment returns in the HG Global and BAM investment portfolios.

BAM is a mutual insurance company that is owned by its members.  BAM’s results are consolidated into White Mountains’s GAAP financial statements and attributed to non-controlling interests.

NSM

In the third quarter of 2019, NSM reported pre-tax income of $5 million, adjusted EBITDA of $13 million, and commission and other revenues of $60 million. In the first nine months of 2019, NSM reported pre-tax income of $4 million, adjusted EBITDA of $39 million, and commission and other revenues of $175 million. Results for the third quarter and first nine months of 2019 include Embrace Pet Insurance, a nationwide provider of pet health insurance for dogs and cats, which NSM acquired on April 1, 2019, and KBK Insurance Group, a specialized MGU focused on the towing and transportation space, which NSM acquired on December 3, 2018.

Geof McKernan, CEO of NSM, said, “NSM had another solid quarter. Trailing 12 months pro forma controlled premiums grew to $883 million, and pro forma adjusted EBITDA reached $50 million for the first time ever. These results reflect strong growth in the specialty transportation and pet verticals. We continue to invest in technology and talent to drive organic growth while also pursuing attractive acquisition opportunities.”

Kudu

In the third quarter of 2019, Kudu deployed $77 million in three investment management firms. Kudu has now deployed a total of $222 million in eight investment management firms with combined assets under management of over $30 billion, spanning a range of asset classes, including real estate, real assets, wealth management, hedge funds and alternative credit strategies.

In the third quarter of 2019, Kudu reported total revenues of $8 million and pre-tax income of $3 million. For the period from April 4, 2019 through September 30, 2019, Kudu reported total revenues of $12 million and pre-tax income of $5 million.

Rob Jakacki, CEO of Kudu, said, “Kudu remained active during the third quarter, adding three new investments to our portfolio. We have now deployed $222 million of capital into eight transactions with an average cash yield at inception of 10.2%. The Kudu business as a whole was profitable for the second consecutive quarter with higher revenues driven by both the steady growth in assets under management from the existing portfolio and the impact of the new transactions in the third quarter. We continue to see strong opportunities in the private capital and wealth management segments.”

Other Operations

White Mountains’s Other Operations segment reported pre-tax income of $40 million and $328 million in the third quarter and first nine months of 2019, compared to pre-tax income (loss) of $53 million and $(9) million in the third quarter and first nine months of 2018. Pre-tax income in the first nine months of 2019 included $182 million of realized and unrealized gains from the MediaAlpha transaction. Excluding the MediaAlpha transaction, net realized and unrealized investment gains were $57 million and $200 million in the third quarter and first nine months of 2019, compared to net realized and unrealized investment gains of $70 million and $37 million in the third quarter and first nine months of 2018.

Investments

The total return on invested assets was 3.1% in both the third quarter of 2019 and 2018. The total return on invested assets was 15.9% in the first nine months of 2019, which included $115 million of unrealized investment gains from the MediaAlpha transaction. Excluding the MediaAlpha transaction, the total return on invested assets was 11.3% in the first nine months of 2019 compared to 2.8% in the first nine months of 2018.

Mark Plourde, Managing Director of White Mountains Advisors, said, “The total portfolio was up 3.1% in the third quarter. This result includes the impact of a $35 million increase in the fair value of our investment in MediaAlpha, driven by continued topline and bottom line growth since the MediaAlpha transaction in February. Common stocks returned 1.0%, behind the S&P 500 return of 1.7% due to relative underperformance in our international positions. Fixed income returned 1.3%, essentially in-line with the BBIA Index return of 1.4%.”

Additional Information

White Mountains is a Bermuda-domiciled financial services holding company traded on the New York Stock Exchange and the Bermuda Stock Exchange under the symbol WTM. Additional financial information and other items of interest are available at the company’s website located at www.whitemountains.com. White Mountains expects to file its Form 10-Q today with the Securities and Exchange Commission and urges shareholders to refer to that document for more complete information concerning its financial results.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(millions)
(Unaudited)

	September 30, 2019	December 31, 2018	September 30, 2018
Assets
Financial Guarantee (HG Global/BAM)
Fixed maturity investments	$794.5	$701.4	$677.7
Short-term investments	57.1	66.9	35.9
Total investments	851.6	768.3	713.6
Cash	11.3	12.5	17.9
Insurance premiums receivable	6.7	6.4	6.3
Deferred acquisition costs	21.4	19.0	17.6
Accrued investment income	5.5	4.9	4.8
Accounts receivable on unsettled investment sales	—	—	.2
Other assets	16.4	5.1	5.1
Total Financial Guarantee assets	912.9	816.2	765.5
Specialty Insurance Distribution (NSM)
Short-term investments	—	1.7	.9
Cash (restricted $67.0, $50.0 and $41.2)	105.7	66.2	60.6
Premium and commission receivable	53.6	44.0	29.1
Goodwill and other intangible assets	630.6	486.2	431.0
Other assets	36.8	28.9	18.8
Total Specialty Insurance Distribution assets	826.7	627.0	540.4
Global Asset and Wealth Management (Kudu)
Other long-term investments	219.3	—	—
Short-term investments	.1	—	—
Cash	4.9	—	—
Accrued investment income	4.7	—	—
Goodwill and other intangible assets	9.6	—	—
Other assets	3.7	—	—
Total Global Asset and Wealth Management assets	242.3	—	—
Marketing Technology (MediaAlpha)
Cash	—	5.7	13.0
Goodwill and other intangible assets	—	43.4	45.9
Accounts receivable from publishers and advertisers	—	37.0	35.9
Other assets	—	2.3	2.2
Total Marketing Technology assets	—	88.4	97.0
Other Operations
Fixed maturity investments	371.5	376.1	354.2
Short-term investments	215.3	145.6	276.9
Common equity securities	629.7	925.6	1,043.5
Other long-term investments	554.4	325.6	289.7
Total investments	1,770.9	1,772.9	1,964.3
Cash	27.3	25.9	20.7
Accrued investment income	5.1	5.5	5.7
Accounts receivable on unsettled investment sales	.3	—	3.3
Goodwill and other intangible assets	20.7	7.9	8.3
Other assets	27.3	15.5	14.3
Assets held for sale	2.8	3.3	3.3
Total Other Operations assets	1,854.4	1,831.0	2,019.9
Total assets	$3,836.3	$3,362.6	$3,422.8

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
(millions)
(Unaudited)

	September 30, 2019	December 31, 2018	September 30, 2018
Liabilities
Financial Guarantee (HG Global/BAM)
Unearned insurance premiums	$203.5	$176.0	$156.2
Accrued incentive compensation	19.0	20.4	16.5
Accounts payable on unsettled investment purchases	3.6	2.2	6.5
Other liabilities	27.4	13.9	13.5
Total Financial Guarantee liabilities	253.5	212.5	192.7
Specialty Insurance Distribution (NSM)
Debt	219.4	178.5	149.3
Premiums payable	92.6	77.2	56.6
Contingent consideration earnout liabilities	28.7	20.2	20.1
Other liabilities	60.1	38.9	27.7
Total Specialty Insurance Distribution liabilities	400.8	314.8	253.7
Global Asset and Wealth Management (Kudu)
Other liabilities	5.3	—	—
Total Global Asset and Wealth Management liabilities	5.3	—	—
Marketing Technology (MediaAlpha)
Debt	—	14.2	15.0
Amounts due to publishers and advertisers	—	27.0	37.7
Other liabilities	—	5.7	3.9
Total Marketing Technology liabilities	—	46.9	56.6
Other Operations
Debt	10.8	—	—
Accrued incentive compensation	44.9	38.9	40.3
Accounts payable on unsettled investment purchases	—	5.0	14.2
Other liabilities	50.1	26.3	25.7
Total Other Operations liabilities	105.8	70.2	80.2
Total liabilities	765.4	644.4	583.2

Equity
White Mountains's common shareholder's equity
White Mountains’s common shares and paid-in surplus	593.2	584.0	579.5
Retained earnings	2,611.5	2,264.9	2,407.3
Accumulated other comprehensive loss, after tax:
Net unrealized foreign currency translation losses and interest rate swap	(11.3)	(5.8)	(2.8)
Total White Mountains’s common shareholders’ equity	3,193.4	2,843.1	2,984.0
Non-controlling interests	(122.5)	(124.9)	(144.4)
Total equity	3,070.9	2,718.2	2,839.6
Total liabilities and equity	$3,836.3	$3,362.6	$3,422.8

WHITE MOUNTAINS INSURANCE GROUP, LTD.
BOOK VALUE AND ADJUSTED BOOK VALUE PER SHARE
(Unaudited)

	September 30, 2019		June 30, 2019		December 31, 2018		September 30, 2018
Book value per share numerators (in millions):
White Mountains’s common shareholders’ equity - GAAP book value per share numerator	$3,193.4		$3,144.3		$2,843.1		$2,984.0
Time value of money discount on expected future payments on the BAM Surplus Notes (1)	(132.8)		(135.7)		(141.2)		(146.3)
HG Global’s unearned premium reserve (1)	160.4		147.2		136.9		120.2
HG Global’s net deferred acquisition costs (1)	(42.0)		(37.9)		(34.6)		(29.4)
Adjusted book value per share numerator	$3,179.0		$3,117.9		$2,804.2		$2,928.5
Book value per share denominators (in thousands of shares):
Common shares outstanding - GAAP book value per share denominator	3,185.4		3,185.4		3,173.1		3,180.5
Unearned restricted common shares	(21.5)		(24.5)		(14.6)		(18.5)
Adjusted book value per share denominator	3,163.9		3,160.9		3,158.5		3,162.0
GAAP book value per share	$1,002.53		$987.12		$896.00		$938.19
Adjusted book value per share	$1,004.76		$986.39		$887.85		$926.14
(1) Amount reflects White Mountains's preferred share ownership in HG Global of 96.9%.
	September 30, 2019		June 30, 2019		December 31, 2018		September 30, 2018
Quarter-to-date change in GAAP book value per share, including dividends:	1.6%		0.6%		(4.5)%		1.5%
Quarter-to-date change in adjusted book value per share, including dividends:	1.9%		0.8%		(4.1)%		1.5%
Year-to-date change in GAAP book value per share, including dividends:	12.0%		10.3%		(3.7)%		0.8%
Year-to-date change in adjusted book value per share, including dividends:	13.3%		11.2%		(2.8)%		1.4%
Year-to-date dividends per share	$1.00		$1.00		$1.00		$1.00
	September 30, 2019		June 30, 2019		December 31, 2018		September 30, 2018
Summary of goodwill and other intangible assets (in millions):
Goodwill:
NSM	$397.0	(1)	$398.4	(1)	$354.3	(2)	$295.5
Kudu	7.6		9.8	(3)	—		—
MediaAlpha	—		—		18.3		18.3
Other Operations	20.2	(1)	20.4	(1)	7.3		7.6
Total goodwill	424.8		428.6		379.9		321.4
Other intangible assets:
NSM	233.6		238.4		131.9		135.5
Kudu	2.0		—		—		—
MediaAlpha	—		—		25.1		27.6
Other Operations	.5		.6		.6		.7
Total other intangible assets	236.1		239.0		157.6		163.8
Total goodwill and other intangible assets	660.9		667.6		537.5		485.2
Goodwill and other intangible assets attributed to non-controlling interests	(25.0)		(25.4)		(40.6)		(40.6)
Goodwill and other intangible assets included in White Mountains's common shareholders' equity	$635.9		$642.2		$496.9		$444.6
(1) The relative fair values of goodwill and of other intangible assets recognized in connection with the acquisition of Embrace and Other Operations had not yet been finalized at September 30, 2019 and June 30, 2019.
(2) The relative fair values of goodwill and of other intangible assets recognized in connection with the acquisition of KBK had not yet been finalized at December 31, 2018.
(3) The relative fair values of goodwill and other intangible assets recognized in connection with the acquisition of Kudu had not yet been finalized as of June 30, 2019.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenues:
Financial Guarantee (HG Global/BAM)
Earned insurance premiums	$5.2	$3.3	$13.7	$9.7
Net investment income	5.4	4.8	16.1	12.5
Net realized and unrealized investment gains (losses)	7.1	(4.1)	30.4	(14.4)
Other revenues	.3	.2	1.3	.8
Total Financial Guarantee revenues	18.0	4.2	61.5	8.6
Specialty Insurance Distribution (NSM)
Commission revenues	49.4	35.0	147.6	56.4
Other revenues	10.5	4.7	27.7	6.8
Total Specialty Insurance Distribution revenues	59.9	39.7	175.3	63.2
Global Asset and Wealth Management (Kudu)
Net investment income	4.6	—	8.6	—
Net realized and unrealized investment gains	2.7	—	3.1	—
Other revenues	.2	—	.2	—
Total Global Asset and Wealth Management revenues	7.5	—	11.9	—
Marketing Technology (MediaAlpha)
Advertising and commission revenues	—	74.5	48.8	216.4
Other revenues	—	—	—	1.6
Total Marketing Technology revenues	—	74.5	48.8	218.0
Other Operations
Net investment income	8.4	8.6	30.7	32.4
Net realized and unrealized investment gains	57.2	70.2	199.6	37.3
Realized gain and unrealized investment gain from the MediaAlpha transaction	—	—	182.2	—
Advertising and commission revenues	1.9	1.1	4.5	3.0
Other revenues	2.6	.4	3.6	.6
Total Other Operations revenues	70.1	80.3	420.6	73.3
Total revenues	$155.5	$198.7	$718.1	$363.1

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Expenses:
Financial Guarantee (HG Global/BAM)
Insurance acquisition expenses	$1.4	$1.2	$4.1	$3.9
Other underwriting expenses	.1	.1	.3	.3
General and administrative expenses	12.5	11.3	39.1	36.5
Total Financial Guarantee expenses	14.0	12.6	43.5	40.7
Specialty Insurance Distribution (NSM)
General and administrative expenses	33.3	23.5	91.4	35.7
Broker commission expenses	15.3	10.6	48.9	17.1
Change in fair value of contingent consideration earnout liabilities	(2.0)	2.6	5.6	2.6
Amortization of other intangible assets	4.4	5.0	13.5	5.0
Interest expense	4.4	3.2	12.2	4.8
Total Specialty Insurance Distribution expenses	55.4	44.9	171.6	65.2
Global Asset and Wealth Management (Kudu)
General and administrative expenses	4.5	—	6.7	—
Amortization of other intangible assets	.2	—	.2	—
Total Global Asset and Wealth Management expenses	4.7	—	6.9	—
Marketing Technology (MediaAlpha)
Cost of sales	—	61.8	40.6	179.1
General and administrative expenses	—	5.4	12.5	21.2
Amortization of other intangible assets	—	2.4	1.6	7.8
Interest expense	—	.2	.2	.9
Total Marketing Technology expenses	—	69.8	54.9	209.0
Other Operations
Cost of sales	2.3	1.1	5.0	2.9
General and administrative expenses	27.7	26.0	87.2	79.0
Amortization of other intangible assets	—	—	.1	.1
Interest expense	.3	—	.3	.3
Total Other Operations expenses	30.3	27.1	92.6	82.3
Total expenses	104.4	154.4	369.5	397.2
Pre-tax income (loss) from continuing operations	51.1	44.3	348.6	(34.1)
Income tax (expense) benefit	(8.8)	3.6	(18.9)	.4
Net income (loss) from continuing operations	42.3	47.9	329.7	(33.7)
Net gain (loss) from sale of discontinued operations, net of tax	.9	(17.3)	1.6	(17.2)
Net income (loss)	43.2	30.6	331.3	(50.9)
Net loss attributable to non-controlling interests	5.5	10.2	22.3	47.2
Net income (loss) attributable to White Mountains’s common shareholders	$48.7	$40.8	$353.6	$(3.7)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income (loss) attributable to White Mountains’s common shareholders	$48.7	$40.8	$353.6	$(3.7)
Other comprehensive loss, net of tax	(2.4)	(.8)	(5.8)	(1.7)
Comprehensive income (loss)	46.3	40.0	347.8	(5.4)
Other comprehensive income attributable to non-controlling interests	.1	.2	.3	.2
Comprehensive income (loss) attributable to White Mountains’s common shareholders	$46.4	$40.2	$348.1	$(5.2)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
EARNINGS PER SHARE
(Unaudited)

Income (loss) per share attributable to White Mountains’s common shareholders	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Basic earnings (loss) per share
Continuing operations	$15.01	$18.27	$110.67	$3.90
Discontinued operations	.28	(5.44)	.50	(4.98)
Total consolidated operations	$15.29	$12.83	$111.17	$(1.08)

Diluted earnings (loss) per share
Continuing operations	$15.01	$18.27	$110.67	$3.90
Discontinued operations	.28	(5.44)	.50	(4.98)
Total consolidated operations	$15.29	$12.83	$111.17	$(1.08)
Dividends declared per White Mountains’s common share	$—	$—	$1.00	$1.00

WHITE MOUNTAINS INSURANCE GROUP, LTD.
QTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS)
(millions)
(Unaudited)

For the Three Months Ended September 30, 2019	HG Global/BAM
	HG Global	BAM	NSM	Kudu	Other Operations	Total
Revenues:
Earned insurance premiums	$4.2	$1.0	$—	$—	$—	$5.2
Net investment income	1.8	3.6	—	4.6	8.4	18.4
Net investment income (loss) - BAM surplus note interest	6.9	(6.9)	—	—	—	—
Net realized and unrealized investment gains	2.0	5.1	—	2.7	57.2	67.0
Advertising and commission revenues	—	—	49.4	—	1.9	51.3
Other revenues	—	.3	10.5	.2	2.6	13.6

Total revenues	14.9	3.1	59.9	7.5	70.1	155.5
Expenses:
Insurance acquisition expenses	1.1	.3	—	—	—	1.4
Other underwriting expenses	—	.1	—	—	—	.1
Cost of sales	—	—	—	—	2.3	2.3
General and administrative expenses	.3	12.2	33.3	4.5	27.7	78.0
Broker commission expenses	—	—	15.3	—	—	15.3
Change in fair value of contingent consideration earnout liabilities	—	—	(2.0)	—	—	(2.0)
Amortization of other intangible assets	—	—	4.4	.2	—	4.6
Interest expense	—	—	4.4	—	.3	4.7

Total expenses	1.4	12.6	55.4	4.7	30.3	104.4

Pre-tax income (loss)	$13.5	$(9.5)	$4.5	$2.8	$39.8	$51.1

WHITE MOUNTAINS INSURANCE GROUP, LTD.
QTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS) (CONTINUED)
(millions)
(Unaudited)

For the Three Months Ended September 30, 2018	HG Global/BAM
	HG Global	BAM	NSM	MediaAlpha	Other Operations	Total
Revenues:
Earned insurance premiums	$2.6	$.7	$—	$—	$—	$3.3
Net investment income	1.6	3.2	—	—	8.6	13.4
Net investment income (loss) - BAM surplus note interest	5.7	(5.7)	—	—	—	—
Net realized and unrealized investment (losses) gains	(.7)	(3.4)	—	—	70.2	66.1
Advertising and commission revenues	—	—	35.0	74.5	1.1	110.6
Other revenues	—	.2	4.7	—	.4	5.3

Total revenues	9.2	(5.0)	39.7	74.5	80.3	198.7
Expenses:
Insurance acquisition expenses	.6	.6	—	—	—	1.2
Other underwriting expenses	—	.1	—	—	—	.1
Cost of sales	—	—	—	61.8	1.1	62.9
General and administrative expenses	.2	11.1	23.5	5.4	26.0	66.2
Broker commission expenses	—	—	10.6	—	—	10.6
Change in fair value of contingent consideration earnout liabilities	—	—	2.6	—	—	2.6
Amortization of other intangible assets	—	—	5.0	2.4	—	7.4
Interest expense	—	—	3.2	.2	—	3.4

Total expenses	.8	11.8	44.9	69.8	27.1	154.4

Pre-tax income (loss)	$8.4	$(16.8)	$(5.2)	$4.7	$53.2	$44.3

WHITE MOUNTAINS INSURANCE GROUP, LTD.
YTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS)
(millions)
(Unaudited)

For the Nine Months Ended September 30, 2019	HG Global/BAM
	HG Global	BAM	NSM	Kudu (1)	MediaAlpha (2)	Other Operations	Total
Revenues:
Earned insurance premiums	$11.0	$2.7	$—	$—	$—	$—	$13.7
Net investment income	5.6	10.5	—	8.6	—	30.7	55.4
Net investment income (loss) - BAM surplus note interest	20.6	(20.6)	—	—	—	—	—
Net realized and unrealized investment gains	11.1	19.3	—	3.1	—	199.6	233.1
Realized and unrealized gains from MediaAlpha transaction	—	—	—	—	—	182.2	182.2
Advertising and commission revenues	—	—	147.6	—	48.8	4.5	200.9
Other revenue	—	1.3	27.7	.2	—	3.6	32.8

Total revenues	48.3	13.2	175.3	11.9	48.8	420.6	718.1
Expenses:
Insurance acquisition expenses	2.8	1.3	—	—	—	—	4.1
Other underwriting expenses	—	.3	—	—	—	—	.3
Cost of sales	—	—	—	—	40.6	5.0	45.6
General and administrative expenses	1.2	37.9	91.4	6.7	5.7	87.2	230.1
General and administrative expenses - MediaAlpha transaction related costs	—	—	—	—	6.8	—	6.8
Broker commission expenses	—	—	48.9	—	—	—	48.9
Change in fair value of contingent consideration earnout liabilities	—	—	5.6	—	—	—	5.6
Amortization of other intangible assets	—	—	13.5	.2	1.6	.1	15.4
Interest expense	—	—	12.2	—	.2	.3	12.7

Total expenses	4.0	39.5	171.6	6.9	54.9	92.6	369.5

Pre-tax income (loss)	$44.3	$(26.3)	$3.7	$5.0	$(6.1)	$328.0	$348.6
(1) Kudu's results are from April 4, 2019, the date of the Kudu transaction, to September 30, 2019.
(2) MediaAlpha's results are from January 1, 2019 to February 26, 2019, the date of the MediaAlpha transaction.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
YTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS) (CONTINUED)
(millions)
(Unaudited)

For the Nine Months Ended September 30, 2018	HG Global/BAM
	HG Global	BAM	NSM (1)	MediaAlpha	Other Operations	Total
Revenues:
Earned insurance premiums	$7.6	$2.1	$—	$—	$—	$9.7
Net investment income	4.1	8.4	—	—	32.4	44.9
Net investment income (loss) - BAM surplus note interest	17.2	(17.2)	—	—	—	—
Net realized and unrealized investment (losses) gains	(5.5)	(8.9)	—	—	37.3	22.9
Advertising and commission revenues	—	—	56.4	216.4	3.0	275.8
Other revenue	—	.8	6.8	1.6	.6	9.8

Total revenues	23.4	(14.8)	63.2	218.0	73.3	363.1
Expenses:
Insurance acquisition expenses	1.8	2.1	—	—	—	3.9
Other underwriting expenses	—	.3	—	—	—	.3
Cost of sales	—	—	—	179.1	2.9	182.0
General and administrative expenses	.8	35.7	35.7	21.2	79.0	172.4
Broker commission expense	—	—	17.1	—	—	17.1
Change in fair value of contingent consideration earnout liabilities	—	—	2.6	—	—	2.6
Amortization of other intangible assets	—	—	5.0	7.8	.1	12.9
Interest expense	—	—	4.8	.9	.3	6.0

Total expenses	2.6	38.1	65.2	209.0	82.3	397.2

Pre-tax income (loss)	$20.8	$(52.9)	$(2.0)	$9.0	$(9.0)	$(34.1)
(1) NSM's results are from May 11, 2018, the date of the acquisition of NSM, to September 30, 2018.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
BAM	2019	2018	2019	2018
Gross par value of primary market policies issued	$2,662.7	$2,029.4	$6,672.7	$5,953.6
Gross par value of assumed reinsurance	1,130.7	—	1,130.7	—
Gross par value of secondary market policies issued	288.6	144.9	1,121.0	605.0
Total gross par value of market policies issued	$4,082.0	$2,174.3	$8,924.4	$6,558.6

Gross written premiums	$20.8	$3.9	$41.2	$28.9
Member surplus contributions (“MSC”) collected	23.0	12.1	42.9	26.9
Total gross written premiums and MSC collected	$43.8	$16.0	$84.1	$55.8
Present value of future installment MSC collections	.1	.2	.3	3.0
Gross written premium adjustments on existing installment policies	—	—	(.1)	1.1
Gross written premiums and MSC from new business	$43.9	$16.2	$84.3	$59.9
Total pricing	107 bps	75 bps	94 bps	91 bps

	As of September 30, 2019	As of December 31, 2018
Policyholders’ surplus	$422.1	$413.7
Contingency reserve	64.3	50.3
Qualified statutory capital	486.4	464.0
Statutory net unearned premiums	40.5	36.2
Present value of future installment premiums and MSC	13.7	12.9
HG Re, Ltd collateral trusts at statutory value	289.2	258.3
Fidus Re, Ltd collateral trust at statutory value	100.0	100.0
Claims paying resources	$929.8	$871.4

	Three Months Ended September 30,		Nine Months Ended September 30,
HG Global	2019	2018	2019	2018
Net written premiums	$17.8	$3.4	$35.2	$24.5
Earned premiums	$4.2	$2.6	$11.0	$7.6

	As of September 30, 2019	As of December 31, 2018
Unearned premiums	$165.5	$141.3
Deferred acquisition costs	$43.4	$35.7

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA (CONTINUED)
(millions)
(Unaudited)

NSM	Three Months Ended September 30, 2018	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019	Twelve Months Ended October 1, 2018 to September 30, 2019
Commission revenues	$35.0	$49.4	$147.6	$181.0
Broker commission expenses	10.6	15.3	48.9	60.1
Gross profit	24.4	34.1	98.7	120.9
Other revenues	4.7	10.5	27.7	32.7
General and administrative expenses	23.5	33.3	91.4	115.2
Change in fair value of contingent consideration earnout liabilities	2.6	(2.0)	5.6	5.7
Amortization of other intangible assets	5.0	4.4	13.5	16.8
Interest expense	3.2	4.4	12.2	15.4
GAAP pre-tax (loss) income	(5.2)	4.5	3.7	.5
Income tax (benefit) expense	(1.6)	1.7	1.7	2.2
GAAP net (loss) income	(3.6)	2.8	2.0	(1.7)

Add back:
Interest expense	3.2	4.4	12.2	15.4
Income tax (benefit) expense	(1.6)	1.7	1.7	2.2
General and administrative expenses – depreciation	.6	.8	2.0	2.7
Amortization of other intangible assets	5.0	4.4	13.5	16.8
EBITDA	3.6	14.1	31.4	35.4

Add back:
Change in fair value of contingent consideration earnout liabilities	2.6	(2.0)	5.6	5.7
Acquisition-related transaction expenses	.1	.3	1.4	1.8
Investments made in the development of new business lines	.8	.1	.3	1.2
Restructuring expenses	—	.3	.4	.4
Adjusted EBITDA	$7.1	$12.8	$39.1	$44.5

Add:
KBK's adjusted EBITDA from October 1, 2018 to December 3, 2018				1.2
Embrace's adjusted EBITDA from October 1, 2018 to April 1, 2019				4.5
Pro forma adjusted EBITDA for the twelve months ended September 30, 2019				$50.2

Regulation G

This earnings release includes seven non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.
•Adjusted book value per share is a non-GAAP financial measure which is derived by adjusting (i) the GAAP book value per share numerator and (ii) the common shares outstanding denominator, as described below.

The GAAP book value per share numerator is adjusted (i) to include a discount for the time value of money arising from the expected timing of cash payments of principal and interest on the BAM surplus notes and (ii) to add back the unearned premium reserve, net of deferred acquisition costs, at HG Global. Under GAAP, White Mountains is required to carry the BAM surplus notes, including accrued interest, at nominal value with no consideration for time value of money. Based on a debt service model that forecasts operating results for BAM through maturity of the surplus notes, the present value of the BAM surplus notes, including accrued interest, was estimated to be $137 million, $140 million, $146 million and $151 million less than the nominal GAAP carrying values as of September 30, 2019, June 30, 2019, December 31, 2018, and September 30, 2018, respectively. The value of HG Global’s unearned premium reserve, net of deferred acquisition costs, was $122 million, $113 million, $106 million and $94 million as of September 30, 2019, June 30, 2019, December 31, 2018, and September 30, 2018, respectively. White Mountains believes these adjustments are useful to management and investors in analyzing the intrinsic value of HG Global, including the value of the surplus notes and the value of the in-force business at HG Re, HG Global’s reinsurance subsidiary.

The denominator used in the calculation of adjusted book value per share equals the number of common shares outstanding adjusted to exclude unearned restricted common shares, the compensation cost of which, at the date of calculation, has yet to be amortized. Restricted common shares are earned on a straight-line basis over their vesting periods. The reconciliation of GAAP book value per share to adjusted book value per share is included on page 6.

• The growth in adjusted book value per share included on page 1 reflects the estimated gain from the MediaAlpha transaction as if it had closed on December 31, 2018. A reconciliation from GAAP to the reported percentage is as follows:

	As of September 30, 2019	As of December 31, 2018	Growth % (1)
GAAP book value per share	$1,002.53	$896.00	12.0%
Estimated gain from MediaAlpha transaction as of December 31, 2018	—	55.07
GAAP book value per share including the estimated gain from the MediaAlpha transaction as of December 31, 2018	1,002.53	951.07	5.5%
Adjustments to book value per share (see reconciliation on page 6)	2.23	(8.15)
Adjusted book value per share including the estimated gain from the MediaAlpha transaction as of December 31, 2018	$1,004.76	$942.92	6.7%
(1) Growth includes $1.00 per share dividend paid during the first quarter of 2019.

•Gross written premiums and MSC from new business is a non-GAAP financial measure, which is derived by adjusting gross written premiums and MSC collected (i) to include the present value of future installment MSC not yet collected and (ii) to exclude the impact of gross written premium adjustments related to policies closed in prior periods. White Mountains believes these adjustments are useful to management and investors in evaluating the volume and pricing of new business closed during the period. The reconciliation from GAAP gross written premiums to gross written premiums and MSC from new business is included on page 14.

•NSM’s EBITDA, adjusted EBITDA and pro forma adjusted EBITDA are non-GAAP financial measures.

EBITDA is a non-GAAP financial measure that excludes interest expense on debt, income tax benefit (expense), depreciation and amortization from GAAP net income (loss).

Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those excluded from EBITDA. The adjustments relate to (i) change in fair value of contingent consideration earnout liabilities, (ii) acquisition-related transaction expenses, (iii) investments made in the development of new business lines and (iv) restructuring expenses. A description of each follows:
•Change in fair value of contingent consideration earnout liabilities - Earnout liabilities are amounts payable to the sellers of businesses purchased by NSM that are contingent on the earnings of such businesses in periods subsequent to their acquisition. Under GAAP, earnout liabilities are not capitalized as part of the purchase price. Earnout liabilities are recorded at fair value, with the periodic change in the fair value of these liabilities recorded as income or an expense.
•Acquisition-related transaction expenses - Represents costs directly related to transactions to acquire businesses, such as transaction-related compensation, banking, accounting and external lawyer fees, which are not capitalized and are expensed under GAAP.
•Investments made in the development of new business lines - Represents the net loss related to the start-up of newly established lines of business, which NSM views as investments. For the periods presented, this adjustment relates primarily to NSM’s investment expenditures, net of revenues generated, in the organic development of (i) its pet insurance line and (ii) its MGA in the United Kingdom. NSM has recently decided to cease investment in the organic development of its pet insurance line and, instead, to acquire Embrace Pet Insurance, which closed in April 2019.
•Restructuring expenses - Represents expenses associated with eliminating redundant work force and facilities that often arise as a result of NSM’s post-acquisition integration strategies.
Pro forma adjusted EBITDA is a non-GAAP financial measure that starts with adjusted EBITDA and also includes the earnings of acquired businesses for the period of time over the previous twelve months that the businesses were not owned by White Mountains.

White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating NSM’s performance. White Mountains also believes that pro forma adjusted EBITDA is useful to management and investors to demonstrate the current earnings profile of NSM’s business for a full twelve month period. See page 15 for the reconciliation of NSM’s GAAP net income (loss) to EBITDA, adjusted EBITDA and pro forma adjusted EBITDA.

•Total consolidated portfolio return excluding the MediaAlpha transaction is a non-GAAP financial measure that removes the $115 million pre-tax unrealized investment gain resulting from the MediaAlpha transaction recognized in the first quarter of 2019. White Mountains believes this measure to be useful to management and investors by making the return in the current period comparable to the prior periods. A reconciliation from GAAP to the reported percentage is as follows:

	For the nine months ended September 30, 2019
	GAAP return	Remove MediaAlpha transaction	Return - excluding MediaAlpha transaction

Total consolidated portfolio return	15.9%	(4.6)%	11.3%

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This earnings release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “will”, “believe”, “intend”, “expect”, “anticipate”, “project”, “estimate”, “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s:

•change in adjusted book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;
•incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves;
•projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of its business and operations; and
•future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including:

•the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and White Mountains’s June 30, 2019 Quarterly Report on Form 10-Q;
•business opportunities (or lack thereof) that may be presented to it and pursued;
•actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch;
•the continued availability of capital and financing;
•general economic, market or business conditions;
•competitive forces, including the conduct of other insurers;
•changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers;
•an economic downturn or other economic conditions adversely affecting its financial position; and
•other factors, most of which are beyond White Mountains’s control.

Consequently, all of the forward-looking statements made in this earnings release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.